LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED OCTOBER 16, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2015, OF CLEARBRIDGE GLOBAL GROWTH TRUST

Effective December 31, 2015, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

The fund will be renamed ClearBridge International Growth Fund.

The following text replaces the section of the fund’s Summary Prospectus and Prospectus titled “Principal Investment Strategies”:

The fund normally invests primarily in common stocks of foreign companies that, in the portfolio managers’ opinion, appear to offer above average growth potential and trade at a significant discount to the portfolio managers’ assessment of their intrinsic value. Intrinsic value, according to the portfolio managers, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The fund may invest in common stocks of foreign companies of any size located throughout the world. The portfolio managers consider foreign companies to include those organized, headquartered or with substantial operations outside of the United States. These companies may be located, or have substantial operations, in emerging markets, provided that the fund will not invest more than 10% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the fund’s objective.

The fund will change its benchmark as follows:

The fund will change its benchmark from the MSCI All Country World Index to the MSCI EAFE (Europe, Australasia, Far East) Index. The benchmark change is consistent with the fund’s name and investment strategy changes as described above. The MSCI EAFE Index is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The following text is appended to the section of the fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks” immediately before the subsection titled “Selection process”:

The fund normally invests primarily in common stocks of foreign companies. However, the fund is not precluded from purchasing stocks of U.S. companies.

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Effective October 16, 2015, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

The following text replaces the section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio managers: Elisa Mazen is a portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Ms. Mazen is Managing Director and Portfolio Manager at ClearBridge Investments and has been responsible for the day-to-day portfolio management of the fund since 2013.

Michael Testorf, CFA, is a portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Mr. Testorf is Managing Director and a Portfolio Manager at ClearBridge Investments and has been a portfolio manager for the fund since 2015.

ClearBridge Investments consists of ClearBridge Investments, LLC and ClearBridge, LLC.

The following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers:

Elisa Mazen and Michael Testorf, CFA, are the fund’s portfolio managers.

Ms. Mazen is a Managing Director and Portfolio Manager at ClearBridge Investments, LLC, an affiliate of ClearBridge, and has been engaged in the day-to-day portfolio management of the fund since 2013. Prior to April 2013, she was a managing director and portfolio manager at ClearBridge Global Currents Investment Management, LLC. Ms. Mazen was previously at Oppenheimer Capital, where she was a managing director and head of international and global equity investments for 8 years. Prior to Oppenheimer, she was a portfolio manager at Clemente Capital Inc., managing public pension fund assets. She began her career at Mitchell Hutchins Asset Management, now a subsidiary of UBS, in the high yield investments area and has 26 years of investment industry experience. Ms. Mazen received her B.A. in economics and finance from Douglass College, Rutgers University and serves as a member of the Douglass College Investment Committee.

Mr. Testorf is a Managing Director and Portfolio Manager at ClearBridge Investments, LLC, an affiliate of ClearBridge, and has been engaged in the day-to-day portfolio management of the fund since October, 2015. From 2013 to 2015, Mr. Testorf was a Senior Portfolio Manager and Senior Partner at R Squared Capital Management, LLP. From 2000 to 2013, he was a Senior Portfolio Manager and Senior Vice President at Artio Global Management LLC. He earned a B.A. in business and economics from the Witschaftsakademie, Academy of Business and Administration, in Hamburg, Germany. He received the CFA designation in 2000. He has 28 years of industry experience.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

CBAX203000

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